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                                                                    EXHIBIT 23.3





                        Independent Accountants' Consent


The Board of Directors
GB, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG PEAT MARWICK LLP

Billings, Montana
June 30, 1998